SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 4, 2005
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-50066                    48-1175170
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


610 Alamo Pintado Road, Solvang, California                        93463
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (805) 688-6644
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement.

     On November 4, 2005, Harrington West Financial Group, Inc. (Nasdaq: HWFG), the holding company for Los Padres Bank, FSB and its division Harrington Bank, today announced it has reached definitive agreements to acquire a 1.3 acre parcel of land at the corner of Bell Road and 114th Avenue in the Surprise, Arizona market and a 1.4 acre parcel on the southwest corner of Pflumm Road and College Boulevard in the Kansas City, Kansas metro, on which banking offices will be constructed.

     Both buildings and related land will be wholly-owned by Los Padres Bank. The purchase rights for the Surprise parcel were assigned at cost to Los Padres Bank by Resource Marketing Group, Inc., the parent company of RE/MAX Achievers and RE/MAX Commercial Investment, owned and operated by Tim Hatlestad, a Director of Los Padres Bank. RE/MAX Commercial Investment will receive a customary 3% broker fee on the lot purchase of $875 thousand from an unrelated seller.

     A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HARRINGTON WEST FINANCIAL GROUP, INC.


                                           By: /s/ Craig J. Cerny
                                               ---------------------------------
                                               Craig J. Cerny
                                               Chairman of the Board and Chief
                                               Executive Officer


Date: November 4, 2005